UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2008
PULTE HOMES, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan		48304
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (248) 647-2750
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 8.01 Other Events
On May 13, 2008, Pulte Homes, Inc. announced that it commenced a cash tender offer for any all of its 4.875% Senior Notes Due 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 Press release dated May 13, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: May 16, 2008	By:	/s/ Steven M. Cook
		Name:	Steven M. Cook
		Title:	Vice President, General Counsel and Secretary